Exhibit 10.4

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT, dated as of October 31, 2014 (this “Agreement”), to the Credit Agreement, dated as of October 7, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among (i) Empire State Realty Trust, Inc., a Maryland corporation (the “Parent”), (ii) ESRT Empire State Building, L.L.C., Empire State Realty OP, L.P. (“ESR OP”) and the other Subsidiaries of the Parent from time to time party thereto as co-borrowers (the “Borrowers”), (iii) the Lenders from time to time party thereto, and (iv) Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in the manner set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein the Lenders party hereto are willing to consent to amend the Credit Agreement is such manner;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Section 7.06(d). Clause (d) of Section 7.06 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    ESR OP shall be permitted to declare and make Restricted Payments on or in respect of its Equity Interests, in an aggregate amount for any fiscal year of the Parent equal to the greater of (i) 95% of Funds From Operations for such fiscal year and (ii) such amount that will result in the Parent receiving the necessary amount of funds required to be distributed to its equity holders in order for the Parent to (x) maintain its status as a REIT for federal and state income tax purposes and (y) avoid the payment of federal or state income or excise tax; provided, however, (1) if an Event of Default under Section 8.01(a) shall have occurred and be continuing or would result therefrom, ESR OP shall only be permitted to declare and pay pro rata dividends on its Equity Interests or make pro rata distributions with respect thereto in an amount that will result in the Parent receiving the minimum amount of funds required to be distributed to its equity holders in order for the Parent to maintain its status as a REIT for federal and state income tax purposes and (2) no Restricted Payments shall be permitted under this clause (d) following an acceleration of the Obligations pursuant to Section 8.02 or following the occurrence of an Event of Default under Section 8.01(f) or (g);
SECTION 2. Conditions of Effectiveness. This Agreement shall not become effective until the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed by the Loan Parties, the Administrative Agent, the Required Lenders and the L/C Issuer.
SECTION 3. Representations and Warranties. After giving effect to this Agreement, the Borrowers, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof in all material respects with the same force and effect as if made on such date (except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (y) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification). Each Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(b)no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;
(c)this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;
(d)no Default or Event of Default has occurred and is continuing;
(e)the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any Contractual Obligation of any Loan Party or any of its Subsidiaries; and
(f)nothing contained in this Agreement, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations (except the guaranty of the Obligations by the Parent which is released hereby) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 5. Costs and Expenses. The Borrowers acknowledge and agree that their payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6. Ratification.
(a)Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.
(b)This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 12. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:

EMPIRE STATE REALTY OP, L.P.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: EVP and General Counsel

ESRT EMPIRE STATE BUILDING, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory
GUARANTORS:

ESRT 501 SEVENTH AVENUE, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT 500 Mamaroneck Avenue, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT 10 BK St., L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT 103-107 Main St., L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT Metro Tower, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT Management, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

Malkin Properties, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

Malkin Properties of New York,
L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT Holdings TRS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT Management TRS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT Dining and Fitness TRS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT Cleaning TRS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT OBSERVATORY TRS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT MH HOLDINGS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT ESB RESTAURANT TRS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory

ESRT ESB FITNESS TRS, L.L.C.

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Authorized Signatory
bank of america, n.a., as a Lender and the L/C Issuer

By: /s/ Ann E. Kenzie
Name: Ann E. Kenzie
Title: Senior Vice President
GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory
CITIBANK, N.A., as a Lender

By: /s/ John C. Rowland
Name: John C. Roland
Title: Vice President
WELLS FARGO BANK, N.A., as a Lender

By: /s/ Sean Armah
Name: Sean Armah
Title: Vice-President
KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jason R. Weaver
Name: Jason R. Weaver
Title: SVP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Denise Smyth
Name: Denise Smyth
Title: Senior Vice President

BARCLAYS BANK, PLC, as a Lender

By: /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President
JPMORGAN CHASE BANK, n.a., as a Lender

By: /s/ Rita Lai
Name: Rita Lai
Title: Authorized Signer
HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Robert D. Gominiak
Name: Robert D. Gomniak
Title: Vice President
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ James Rolison
Name: James Rolison
Title: Managing Director
By: /s/ Perry Forman
Name: Perry Forman
Title: Director
CAPITAL ONE, N.A., as a Lender

By: /s/ Tina M. Morgan-Aziz
Name: Tina M. Morgan-Aziz
Title: Vice President

bank of america, n.a., as
Administrative Agent

By: /s/ Ann E. Kenzie
Name: Anne E. Kenzie
Title: Senior Vice President